SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF THE REPORT (Date of Earliest Event Reported): October 23, 2003

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         PENNSYLVANIA                   0-17007                 23-2486815
         ------------                   -------                 ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)                IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 735-4422
                                                    --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)



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Item 7 .  Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits

      99 - Press Release dated October 22, 2003 of Republic First Bancorp, Inc (funrnished pursuant to Items 9 and 12 hereof).

Item 9. Regulation FD Disclosure.
---------------------------------

      On October 22, 2003, Republic First Bancorp, Inc. issued a press release reporting on its results of operations and balance sheet for the quarter ended September 30, 2003. This press release is furnished in this report, pursuant to Items 9 and 12 herof, as Exhibit 99.





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




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             REPUBLIC FIRST BANCORP, INC.
                                             ----------------------------
                                                         (Registrant)



Dated:  October 23, 2003                        By: /s/  PAUL FRENKIEL
        ----------------                        ----------------------
                                                Paul Frenkiel
                                                Chief Financial Officer




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